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                                                                   EXHIBIT 10(r)
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        DIRECTOR RETIREMENT BENEFITS EXCHANGE PROGRAM -- SPECIFICATIONS


 . Formula, including how value of accrued benefit is calculated and which stock price will be used. EACH DIRECTOR WHO ELECTS TO EXCHANGE HIS OR HER ACCRUED DIRECTORS' RETIREMENT PLAN BENEFIT FOR RESTRICTED OR DEFERRED SHARES OF BKBC COMMON STOCK WILL RECEIVE A NUMBER OF SHARES OR UNITS, ROUNDED TO THE NEAREST WHOLE SHARE OR UNIT, DETERMINED BY MULTIPLYING $17,500 (THE ANNUAL CASH RETAINER IN EFFECT ON JANUARY 1, 1997) BY THE DIRECTOR'S YEARS OF BOARD SERVICE THROUGH MARCH 31, 1997 (INCLUDING ANY FRACTION OF A YEAR), AND THEN DIVIDING THE PRODUCT BY THE CLOSING PRICE OF A SHARE OF BKBC COMMON STOCK ON MARCH 31, 1997.

 .  Timing of when accruals under current plan will cease.  MARCH 31, 1997.

 .  Timing of election to exchange (one-time or more frequent?).  ONE TIME.

 .  What is the issuance date for the restricted and deferred stock?  BOTH
   RESTRICTED AND DEFERRED SHARES WILL BE ISSUED ON JULY 31, 1997.

 .  Nature of restrictions on restricted shares; when will restrictions lapse?
   RESTRICTED SHARES MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED UNTIL THE LATER OF WHEN THE DIRECTOR LEAVES THE BOARD OR ATTAINS AGE 60. THE RESTRICTED SHARES (AS WELL AS ANY DIVIDENDS ACCRUED PRIOR TO THE DIRECTOR'S HAVING SERVED FOR 60 CONSECUTIVE MONTHS) WILL BE FORFEITED TO THE CORPORATION IF THE DIRECTOR LEAVES THE BOARD BEFORE HAVING SERVED FOR 60 CONSECUTIVE MONTHS, OR IF THE DIRECTOR LEAVES IN ORDER TO SERVE ON THE BOARD OF AN INSTITUTION NOT AFFILIATED WITH THE CORPORATION.

 .  Nature of restrictions on deferred shares; when will payout occur? DEFERRED
   SHARES (INCLUDING REINVESTED DIVIDEND EQUIVALENTS) WILL BE DISTRIBUTED TO EACH DIRECTOR ANNUALLY OVER A PERIOD EQUAL TO THE NUMBER OF MONTHS THE DIRECTOR HAS SERVED ON THE BOARD THROUGH MARCH 31, 1997, BEGINNING AT THE LATER OF WHEN THE DIRECTOR LEAVES THE BOARD OR ATTAINS AGE 60, PROVIDED THAT THE DIRECTOR HAS SERVED FOR 60 CONSECUTIVE MONTHS. THE DEFERRED SHARES (INCLUDING REINVESTED DIVIDEND EQUIVALENTS) WILL BE FORFEITED IF THE DIRECTOR RESIGNS FROM THE BOARD BEFORE HAVING SERVED FOR 60 CONSECUTIVE MONTHS, OR IF THE DIRECTOR LEAVES IN ORDER TO SERVE ON THE BOARD OF AN INSTITUTION NOT AFFILIATED WITH THE CORPORATION.

 .  For restricted shares, how will dividends be paid? DIVIDENDS WILL BE PAID
   ONCE THE DIRECTOR HAS SERVED FOR 60 CONSECUTIVE MONTHS. FOR A DIRECTOR WITH LESS THAT 60 CONSECUTIVE MONTHS OF SERVICE, DIVIDENDS WILL ACCRUE AND WILL BE PAID IN A LUMP SUM ONCE THE DIRECTOR HAS SERVED FOR 60 CONSECUTIVE MONTHS.

 .  For deferred shares, how will dividend equivalents be calculated? AS OF EACH
   DATE THAT A DIVIDEND IS PAID ON BKBC COMMON STOCK, THE CORPORATION WILL CREDIT TO EACH DIRECTOR'S DEFERRAL ACCOUNT A NUMBER OF SHARES DETERMINED BY MULTIPLYING THE TOTAL NUMBER OF SHARES CREDITED TO SUCH ACCOUNT AS OF THE DIVIDEND RECORD DATE BY THE PER SHARE DIVIDEND AMOUNT, AND THEN DIVIDING THE PRODUCT BY THE CLOSING PRICE OF A SHARE OF BKBC COMMON STOCK ON THE DIVIDEND PAYMENT DATE. (SEE DIRECTOR STOCK AWARD PLAN, SECTION 8.3)
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 .  What happens in the case of the director's death?  FOR RESTRICTED SHARES,
   UPON A DIRECTOR'S DEATH, THE SHARES WILL BE DELIVERED TO THE DIRECTOR'S ESTATE FREE OF ANY RESTRICTIONS. FOR DEFERRED SHARES, ANY SHARES THAT HAVE NOT YET BEEN DISTRIBUTED TO THE DIRECTOR WILL BE DISTRIBUTED TO THE DIRECTOR'S SURVIVING SPOUSE OVER THE REMAINDER OF THE PAYOUT PERIOD. IF THE DIRECTOR IS NOT SURVIVED BY A SPOUSE OR IF THE SURVIVING SPOUSE DIES DURING THE PAYOUT PERIOD, ANY REMAINING DEFERRED SHARES WILL BE DISTRIBUTED IN A LUMP SUM TO THE ESTATE OF THE LAST TO DIE OF THE DIRECTOR AND HIS OR HER SPOUSE.

 .  Change of control provisions.  UNLESS OTHERWISE PROVIDED BY THE BOARD
   GOVERNANCE AND NOMINATING COMMITTEE, UPON A DIRECTOR'S CEASING TO BE A DIRECTOR FOLLOWING A CHANGE OF CONTROL, ALL RESTRICTIONS WILL LAPSE AND BOTH RESTRICTED AND DEFERRED SHARES WILL BE PAID OUT.